UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 10, 2011

Adeona Pharmaceuticals, Inc.
(Exact name of registrant as specified in charter)

Nevada
(State or other jurisdiction of incorporation)

01-12584 (Commission File Number)	13-3808303 (IRS Employer Identification No.)

3930 Varsity Drive Ann Arbor, MI 48108

(Address of principal executive offices and zip code)

(734) 332-7800

(Registrant’s telephone number including area code)

N/A

(Former Name and Former Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

Dr. James S. Kuo, Chairman and Chief Executive Officer of the registrant, is making presentations to analysts, potential investors and shareholders. A copy of the visual presentation in substantially the form that is being used by Dr. Kuo is being furnished as Exhibit 99.1 to this Report and is incorporated herein by reference.

This information and the Exhibit attached hereto are being “furnished” pursuant to Item 7.01 and in accordance with General Instruction B.2 to Form 8-K shall not be deemed “filed” with the Securities and Exchange Commission for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities under that section, nor shall such information be deemed to be incorporated by reference into any filings under the Securities Act of 1933.

Item 9.01 Financial Statements and Exhibits.

     (d) Exhibits.

Exhibit No.	Description

99.1	Slides used in presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 10, 2011	Adeona Pharmaceuticals, Inc.
(Registrant)

By: /s/ James S. Kuo
Name: James S. Kuo
Title: Chief Executive Officer